                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                OCTOBER 21, 2005

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                    HONDA AUTO RECEIVABLES 2004-1 OWNER TRUST
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

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          DELAWARE                     333-104875                43-6910134
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)

         AMERICAN HONDA RECEIVABLES CORP.
               20800 MADRONA AVENUE
                   TORRANCE, CA                                    90503
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 972-2511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

This amendment to the Current Report on Form 8-K filed on October 21, 2005, is being filed to include a copy of the corrected Servicer's Certificate that was distributed to holders of notes representing undivided fractional interests in
Honda Auto Receivables 2004-1 Owner Trust. The corrected Servicer's Certificate is filed as Exhibit 20 to this amendment to the Current Report.

ITEM 9.01 (C). EXHIBIT 20

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HONDA AUTO RECEIVABLES 2004-1 OWNER TRUST
                            BY: AMERICAN HONDA FINANCE CORPORATION, AS SERVICER

                            By:  /s/ John I. Weisickle
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                                 John I. Weisickle
Date: November 21, 2005           Vice President, Assistant Secretary